NUMBER                                                                    SHARES

OK
                                                                     Exhibit 4.1


COMMON STOCK                                                        COMMON STOCK


   PAR VALUE                                                        PAR VALUE
$.001 PER SHARE                                                  $.001 PER SHARE

                                 [LOGO ARTWORK]

   INCORPORATED UNDER THE                             CUSIP 74728E 10 5
LAWS OF THE STATE OF DELAWARE                SEE REVERSE FOR CERTAIN DEFINITIONS


                              QK HEALTHCARE, INC.


This is to Certify that:





Is the owner of



          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

QK Healthcare, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrant.

     For Witness Whereof the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and sealed with a facsimile of its corporate seal.

Dated 03-31-00                                           03-31-00

Countersigned and Registered
     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
              (New York, N.Y.) transfer Agent and Registrar

                            Michael W. Katz              Michael Sosnowik

                         Executive Vice President            President
                  Chief Financial Officer and Treasurer

                              Authorized Signature

OK HEALTHCARE, INC.

    CORPORATE

      SEAL

    DELAWARE

      1999

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common       UNIF GIFT MIN ACT-     Custodian
     TEN ENT - as tenants by the entireties                 --------------------
     JT Ten  - as joint tenants with right of               (Cust)       (Minor)
               survivorship and not as tenants     under Uniform Gifts to Minors
               in common                           Act
                                                      ----------------
                                                          (State)

    Additional abbreviations may also be used though not in the above list.


For value received,                hereby sell, assign and transfer into:
                   ---------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------


-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
     ---------------------------






        ----------------------------------------------------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:

------------------------------------------------------------------------------
THE SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, BANKS, STOCKHOLDERS, SAVINGS AND LOANS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEED MEDALLION PROGRAM, PURSUANT TO R.E.C. RULE 17Ad-16


KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.